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                                                                    EXHIBIT 10.9


                        LEAP WIRELESS INTERNATIONAL, INC.
                             1998 STOCK OPTION PLAN

                            ADOPTED SEPTEMBER 8, 1998
                          EFFECTIVE SEPTEMBER 23, 1998
                             AMENDED APRIL 13, 1999
                   APPROVED BY STOCKHOLDERS SEPTEMBER 8, 1998
                       TERMINATION DATE: SEPTEMBER 7, 2008

1.   PURPOSES.

     (a) ELIGIBLE OPTION RECIPIENTS. The persons eligible to receive Options are the Employees, Directors and Consultants of the Company and its Affiliates.

     (b) AVAILABLE OPTIONS. The purpose of the Plan is to provide a means by which eligible recipients of Options may be given an opportunity to benefit from increases in value of the Common Stock through the granting of the following Options: (i) Incentive Stock Options, and
          (ii) Nonstatutory Stock Options.

     (c) GENERAL PURPOSE. The Company, by means of the Plan, seeks to retain the services of the group of persons eligible to receive Options, to secure and retain the services of new members of this group and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

2.   DEFINITIONS.

     (a) "AFFILIATE" means any person that is a "parent" or "subsidiary" of the Company, as those terms are defined under Rule 405 of Regulation C promulgated under the Securities Act, or in the case of a Distribution Option, as defined in the QUALCOMM STOCK PLANS.

     (b)  "BOARD" means the Board of Directors of the Company.

     (c)  "CODE" means the Internal Revenue Code of 1986, as amended.

     (d) "COMMITTEE" means a Committee appointed by the Board in accordance with subsection 3(d).

     (e)  "COMMON STOCK" means the common stock of the Company.

     (f) "COMPANY" means LEAP WIRELESS INTERNATIONAL, INC., a Delaware corporation.

     (g) "CONSULTANT" means any person, including an advisor, engaged by the Company or an Affiliate to render consulting or advisory services and who is compensated for such services. However, the term "Consultant" shall not



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          include Directors of the Company who either are not compensated by the
          Company for their services as Directors or who are merely paid a fee by the Company for their services as Directors.

     (h) "CONTINUOUS SERVICE" means that the Optionholder's service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not terminated. The Optionholder's Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Optionholder renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Optionholder renders such service, provided that there is no termination of the Optionholder's Continuous Service. For example, an Optionholder's change in status from an Employee to a Consultant or a Director with no intervening period of time during which the Optionholder is not an Employee, Director or Consultant will not constitute a termination of Continuous Service.

     (i) "COVERED EMPLOYEE" means the chief executive officer and the four (4) other highest compensated officers of the Company for whom total compensation is required to be reported to stockholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.

     (j)  "DIRECTOR" means a member of the Board of Directors of the Company.

     (k) "DISABILITY" means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code.

     (l) DISTRIBUTION OPTION" means an Option granted as a supplement to a QUALCOMM Option, pursuant to the Employee Benefits Agreement.

     (m) "EMPLOYEE" means any person employed by the Company or an Affiliate. Mere service as a Director or payment of a director's fee by the Company or an Affiliate shall not be sufficient to constitute "employment" by the Company or an Affiliate.

     (n) "EMPLOYEE BENEFITS AGREEMENT" means the Employee Benefits Agreement to be entered into between QUALCOMM Incorporated and the Company, on September 23, 1998, as in effect from time to time.

     (o)  "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

     (p) "FAIR MARKET VALUE" means, as of any date, the value of the Common Stock determined as follows:

     (i) If the Common Stock is listed on any established stock exchange or traded on the Nasdaq National Market or the Nasdaq SmallCap Market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on



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          such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the last market trading day prior to the day of determination, as reported in THE WALL STREET JOURNAL or such other source as the Board deems reliable.

     (ii) In the absence of such markets for the Common Stock, the Fair Market Value shall be determined in good faith by the Board.

     (q) "INCENTIVE STOCK OPTION" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

     (r) "NON-EMPLOYEE DIRECTOR" means a Director of the Company who either (i) is not a current Employee or Officer of the Company or its parent or a subsidiary, does not receive compensation (directly or indirectly) from the Company or its parent or a subsidiary for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act ("Regulation S-K")), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K; or (ii) is otherwise considered a "non-employee director" for purposes of Rule 16b-3.

     (s) "NONSTATUTORY STOCK OPTION" means an Option not intended to qualify as an Incentive Stock Option.

     (t) "OFFICER" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

     (u) "OPTION" means an Incentive Stock Option or a Nonstatutory Stock Option granted pursuant to the Plan.

     (v) "OPTION AGREEMENT" means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

     (w) "OPTIONHOLDER" means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

     (x) "OUTSIDE DIRECTOR" means a Director of the Company who either (i) is not a current employee of the Company or an "affiliated corporation" (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an "affiliated



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          corporation" receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an "affiliated corporation" at any time and is not currently receiving direct or indirect remuneration from the Company or an "affiliated corporation" for services in any capacity other than as a Director or (ii) is otherwise considered an "outside director" for purposes of Section 162(m) of the Code.

     (y) "PLAN" means this LEAP WIRELESS INTERNATIONAL, INC. 1998 Stock Option Plan.

     (z) "QUALCOMM INCORPORATED" means QUALCOMM Incorporated, a Delaware corporation including any successor corporation.

     (aa) "QUALCOMM OPTION" means a stock option granted pursuant to one of the QUALCOMM STOCK PLANS.

     (bb) "QUALCOMM STOCK PLANS" means the QUALCOMM Incorporated 1991 Stock Option Plan, and the QUALCOMM Incorporated 1998 Non-Employee Directors' Stock Option Plan, as such plans are in effect from time to time.

     (cc) "RULE 16B-3" means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

     (dd) "SECURITIES ACT" means the Securities Act of 1933, as amended.

     (ee) "TEN PERCENT STOCKHOLDER" means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Affiliate.

3.   ADMINISTRATION.

     (a) ADMINISTRATION BY BOARD. The Board will administer the Plan unless and until the Board delegates administration to a Committee, as provided in subsection 3(d).

     (b) POWERS OF BOARD. The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

     (i) To determine from time to time which of the persons eligible under the Plan shall be granted Options; when and how each Option shall be granted; what type or combination of types of Option shall be granted; the provisions of each Option granted (which need not be identical), including the time or times when a person shall be permitted to receive stock pursuant to an



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           Option; and the number of shares with respect to which an Option shall be granted to each such person.

     (ii) To construe and interpret the Plan and Options granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Option Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

     (iii) To amend the Plan or an Option as provided in Section 11.

     (iv) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company which are not in conflict with the provisions of the Plan.

     (c) In addition to the Plan, the administration of the Plan as it relates to a Distribution Option shall also be subject to the terms and conditions of the Employee Benefits Agreement, the QUALCOMM Option that causes the grant of the specific Distribution Option pursuant to the Employee Benefits Agreement, and the QUALCOMM STOCK PLANS as those plans govern the terms of the QUALCOMM Option. The terms of the QUALCOMM Option and the Employee Benefits Agreement shall control the provisions of a Distribution Option and modify the provisions of the Plan where inconsistent, with the exception of the provisions covering Distribution Options in the event of a Change in Control. In the event of any conflict between the provisions of the QUALCOMM Option and the Employee Benefits Agreement, the provisions of the QUALCOMM Option control.

     (d) DELEGATION TO COMMITTEE. The Board may delegate administration of the Plan to a committee composed of not fewer than two (2) members (the "Committee"), all of the members of which Committee shall be, in the discretion of the Board, Non-Employee Directors and/or Outside Directors. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee of two (2) or more Outside Directors any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. Notwithstanding anything in this Section 3 to the contrary, the Board or the Committee may delegate to a committee of one or more members of the Board the authority to grant Options to eligible persons who (1) are not then subject to Section 16 of the Exchange Act and/or (2) are either (i) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of



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          income resulting from such Option, or (ii) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code.

     (e) The chief executive officer of the Company, or the Board, in that party's sole discretion, may determine whether Continuous Service shall be considered terminated in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal leave. The term of each Option may be extended at the discretion of the party approving the leave of absence (not to extend beyond ten (10) years from the date of original grant) for the period of any such approved leave of absence.

4.   SHARES SUBJECT TO THE PLAN.

     (a) SHARE RESERVE. Subject to the provisions of Section 10 relating to adjustments upon changes in stock, the stock that may be issued pursuant to Options shall not exceed in the aggregate Eight Million (8,000,000) shares of Common Stock. Initially Two Million Four Hundred Fifty-Seven Thousand Five Hundred Ten (2,457,510) shares shall be available for the grant of Options other than Distribution Options. Initially Five Million Five Hundred Forty-Two Thousand Four Hundred Ninety (5,542,490) shares shall be available for the grant of Distribution Options. The total number of shares of Common Stock reserved under this Plan and the total number of shares issuable under Distribution Options shall be reduced by the number of shares of Common Stock issued pursuant to the exercise of QUALCOMM Options by persons who would otherwise receive Distribution Options between the record date and the distribution date as provided in the Employee Benefits Agreement.

     (b) REVERSION OF SHARES TO THE SHARE RESERVE. If any Option (other than a Distribution Option which expires or otherwise terminates on or before April 13, 1999, which options shall not revert to or again become available for issuance under the Plan) shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the shares not acquired under such Option shall revert to and again become available for issuance under the Plan.

     (c) SOURCE OF SHARES. The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

5.   ELIGIBILITY.

     (a) ELIGIBILITY FOR SPECIFIC OPTIONS. Incentive Stock Options may be granted only to employees of the Company, or its parent or subsidiary corporations within the meaning of Section 422(b) of the Code, or any successor provision. Nonstatutory Stock Options may be granted to Employees, Directors and Consultants.



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     (b)  TEN PERCENT STOCKHOLDERS. No Ten Percent Stockholder shall be eligible for the grant of an Incentive Stock Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock at the date of grant and such Option is not exercisable after the expiration of five (5) years from the date of grant.

     (c) SECTION 162(m) LIMITATION. Subject to the provisions of Section 11 relating to adjustments upon changes in stock, no Employee shall be eligible to be granted in any calendar year Options covering more than One Million (1,000,000) shares.

6.   OPTION PROVISIONS.

     Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and a separate certificate or certificates will be issued for shares purchased on exercise of each type of Option. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions (the substance of the following provisions are deemed modified to the extent necessary for the grant of Distribution Options pursuant to the Employee Benefits Agreement and consistent with the terms of the Employee Benefits Agreement, the QUALCOMM Option and the QUALCOMM STOCK PLANS):

     (a) TERM. No Option shall be exercisable after the expiration of ten (10) years from the date it was granted (five (5) years in the case of an Incentive Stock Option granted to a Ten Percent Stockholder).

     (b) EXERCISE PRICE OF AN INCENTIVE STOCK OPTION. Subject to the provisions of subsection 5(b) regarding Ten Percent Stockholders, the exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

     (c) EXERCISE PRICE OF A NONSTATUTORY STOCK OPTION. The exercise price of each Nonstatutory Stock Option shall be not less than eighty-five percent (85%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, a Nonstatutory Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

     (d) CONSIDERATION. The purchase price of stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the Option is exercised or (ii) at the discretion of the Board at the time of the grant of the Option (or subsequently in the case



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          of a Nonstatutory Stock Option) by delivery to the Company of other
          Common Stock, according to a deferred payment or other arrangement (which may include, without limiting the generality of the foregoing, the use of other Common Stock) with the Optionholder or in any other form of legal consideration that may be acceptable to the Board; provided, however, that at any time that the Company is incorporated in Delaware, payment of the Common Stock's "par value," as defined in the Delaware General Corporation Law, shall not be made by deferred payment.

     In the case of any deferred payment arrangement, interest shall be compounded at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement.

     (e) TRANSFERABILITY OF AN INCENTIVE STOCK OPTION. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing provisions of this subsection 6(e), the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

     (f) TRANSFERABILITY OF A NONSTATUTORY STOCK OPTION. A Nonstatutory Stock Option shall be transferable to the extent provided in its Option Agreement. If such Option Agreement does not provide for transferability, then the Nonstatutory Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing provisions of this subsection 6(f), the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

     (g) VESTING GENERALLY. The total number of shares of Common Stock subject to an Option may, but need not, vest and therefore become exercisable in periodic installments which may, but need not, be equal. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options may vary. The provisions of this subsection 6(g) are subject to any Option provisions governing the minimum number of shares as to which an Option may be exercised.

     (h) TERMINATION OF CONTINUOUS SERVICE. In the event an Optionholder's Continuous Service terminates (other than due to the Optionholder's death or Disability), the Optionholder may exercise his or her Option, but only within such period of time as is determined by the Board, and only to the extent provided in the Option Agreement and not inconsistent with the terms



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          of the Plan. In no event shall an Option be exercisable after the expiration of the term of such Option as set forth in the Option Agreement. In the case of an Incentive Stock Option, the Board shall determine such period of time (not to exceed ninety (90) days from the date of termination) when the Option is granted. If at the date of termination, the Optionholder is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of such Option shall revert to and again become available for issuance pursuant to Options granted under the Plan to the extent provided under Section 4. If after termination, the Optionholder does not exercise his or her Option within the time specified in the Option Agreement, such Option shall terminate, and the shares covered by such Option, shall revert to and again become available for issuance pursuant to Options granted under the Plan to the extent provided under Section 4.

     (i) DISABILITY. In the event an Optionholder's Continuous Service terminates as a result of the Optionholder's Disability, then: (i) the Option may continue to vest and remain outstanding, if so provided in the Option Agreement, or (ii) if the Option Agreement does not provide for such continuation of the Option, then the Optionholder may exercise his or her Option, but only within twelve (12) months from the date of such termination (or such shorter period specified in the Option Agreement), and only to the extent that the Optionholder was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). If, at the date of termination, the Option does not continue under its original terms and the Optionholder is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance pursuant to Options granted under the Plan. If, after termination, the Option does not continue under its original terms and the Optionholder does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance pursuant to Options granted under the Plan to the extent provided under Section 4.

     (ii) DEATH. In the event an Optionholder's Continuous Service terminates as a result of Optionholder's death or due to the Optionholder's Disability and such termination due to Disability is followed by the Optionholder's death, then: (A) the vesting of all unvested shares may be accelerated as of the date of the death of the Optionholder, if so provided in the Option Agreement, or (B) if the Option Agreement does not provide for the acceleration of the vesting of all unvested shares, then the Option may be exercised, at any time within twelve
          (12) months following the date of death, or such shorter period specified in the Option Agreement (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement), by the Optionholder's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the Optionholder was entitled to exercise the Option at the date of death. If the



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          Option Agreement does not provide for the acceleration of the vesting of all unvested shares and, at the time of death, the Optionholder was not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of such Option shall revert to and again become available for issuance pursuant to Options granted under the Plan to the extent provided under Section 4. If, after death, the Optionholder's estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance pursuant to Options granted under the Plan to the extent provided under Section 4

     (i) EARLY EXERCISE. The Option may, but need not, include a provision whereby the Optionholder may elect at any time before the Optionholder's Continuous Service terminates (or as may be provided in the Option Agreement of a Distribution Option) to exercise the Option as to any part or all of the shares subject to the Option prior to the full vesting of the Option. Any unvested shares so purchased may be subject to an unvested share repurchase option in favor of the Company or to any other restriction the Board determines to be appropriate.

7.   COVENANTS OF THE COMPANY.

     (a) AVAILABILITY OF SHARES. During the terms of the Options, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Options.

     (b) SECURITIES LAW COMPLIANCE. The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Options and to issue and sell shares of Common Stock upon exercise of the Options; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Option or any stock issued or issuable pursuant to any such Option. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such Options unless and until such authority is obtained.

8.   USE OF PROCEEDS FROM STOCK.

     Proceeds from the sale of stock pursuant to Options shall constitute general funds of the Company.

9.   MISCELLANEOUS.

     (a) ACCELERATION OF EXERCISABILITY AND VESTING. The Board shall have the power to accelerate the time at which an Option may first be exercised or the time during which an Option or any part thereof will vest in accordance with



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          the Plan, notwithstanding the provisions in the Option stating the time at which it may first be exercised or the time during which it will vest.

     (b) STOCKHOLDER RIGHTS. No Optionholder shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such Option unless and until such Optionholder has satisfied all requirements for exercise of the Option pursuant to its terms.

     (c) NO EMPLOYMENT OR OTHER SERVICE RIGHTS. Nothing in the Plan or any instrument executed or Option granted pursuant thereto shall confer upon any Optionholder or other holder of Options any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Option was granted or shall affect the right of the Company or an Affiliate to terminate: (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant's agreement with the Company or an Affiliate or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

     (d) INCENTIVE STOCK OPTION $100,000 LIMITATION. To the extent that the aggregate Fair Market Value (determined at the time of grant) of stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

     (e) INVESTMENT ASSURANCES. The Company may require an Optionholder, as a condition of exercising or acquiring stock under any Option, (i) to give written assurances satisfactory to the Company as to the Optionholder's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Option; and (ii) to give written assurances satisfactory to the Company stating that the Optionholder is acquiring the stock subject to the Option for the Optionholder's own account and not with any present intention of selling or otherwise distributing the stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (iii) the issuance of the shares upon the exercise or acquisition of stock under the Option has been registered under a then currently effective registration statement under the Securities Act or (iv) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock



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          certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock.

     (f) WITHHOLDING OBLIGATIONS. To the extent provided by the terms of an Option Agreement, the Optionholder may satisfy any tax withholding obligation (whether imposed on the Company, its Affiliates, QUALCOMM Incorporated, or the affiliates of QUALCOMM Incorporated) relating to the exercise or acquisition of stock under an Option by any of the following means (in addition to the Company's right to withhold from any compensation paid to the Optionholder by the Company) or by a combination of such means: (i) tendering a cash payment; (ii) authorizing the Company to withhold shares from the shares of the Common Stock otherwise issuable to the Optionholder as a result of the exercise or acquisition of stock under the Option; or (iii) delivering to the Company owned and unencumbered shares of the Common Stock.

10.  ADJUSTMENTS UPON CHANGES IN STOCK.

     (a) CAPITALIZATION ADJUSTMENTS. If any change is made in the stock subject to the Plan, or subject to any Option, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the class(es) and maximum number of securities subject to the Plan pursuant to subsection 4(a) and the maximum number of securities subject to award to any person pursuant to subsection 5(c), and the outstanding Options will be appropriately adjusted in the class(es) and number of securities and price per share of stock subject to such outstanding Options. Such adjustments shall be made by the Board, the determination of which shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a transaction "without receipt of consideration" by the Company.)

     (b)  CHANGE IN CONTROL.

     (i) In the event of: (1) the sale of all or substantially all of the Company's assets, (2) a merger, consolidation or reorganization of the Company with or into another corporation or other legal person, other than a merger, consolidation or reorganization in which more than fifty percent (50%) of the combined voting power of the then-outstanding securities of the surviving entity (or if more than one entity survives the transaction, the controlling entity) immediately after such a transaction are held in the aggregate by holders of voting securities of the Company immediately prior to such transaction, (3) the acquisition by any person (within the meaning of Section 13(d)(3) or



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

          Section 14(d)(2) of the Exchange Act) of beneficial ownership (within the meaning of Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act) of securities representing fifty percent (50%) or more of the combined voting power of the then-outstanding securities of the Company, or (4) during any period of two (2) consecutive years, individuals who at the beginning of any such period constitute the Directors of the Company (the "Incumbent Directors") cease for any reason to constitute at least a majority thereof unless the election or the nomination for election by the Company's stockholders of a Director of the Company first elected during such period was approved by the vote of at least two-thirds of the Incumbent Directors, whereupon such Director shall also be classified as an Incumbent Director (collectively, a "Change in Control"), then: (A) any surviving corporation shall assume any Options outstanding under the Plan or shall substitute similar options for those outstanding under the Plan (including an option to acquire the same consideration paid to stockholders in the transaction described in this subsection 10(b)(i)), or (B) such Options shall continue in full force and effect. In the event any surviving corporation refuses to assume such Options, or to substitute similar options for those outstanding under the Plan, then, with respect to Options held by Optionholders then performing services as Employees, Directors or Consultants the time at which such Options may first be exercised in full shall be accelerated and the Options terminated if not exercised prior to such event, and with respect to Distribution Options held by persons then providing services as an employee, director or consultant to QUALCOMM Incorporated, or any of its affiliates, the time at which such Distribution Options may first be exercised in full shall be accelerated and the Distribution Options terminated if not exercised prior to such event, and with respect to any other Options outstanding under the Plan, such Options shall terminate if not exercised prior to such event. In the event of a dissolution or liquidation of the Company, any Options outstanding under the Plan shall terminate if not exercised prior to such event.

     (ii) In addition, with respect to any person who was providing Continuous Service immediately prior to the consummation of the Change in Control, any Options (including an option substituted for an Option) held by such person shall immediately become fully vested and exercisable (and any repurchase right by the Company with respect to shares acquired by such person under an Option (or an option substituted for an Option) shall lapse) if such person's Continuous Service is Involuntarily Terminated Without Cause or Constructively Terminated within twenty-four (24) months following the Change in Control. Notwithstanding the preceding sentence, in the event all of the following occurs: (A) such contemplated Change in Control would occur prior to the second anniversary of the adoption of this Plan by the Board; (B) such potential acceleration of vesting (and exercisability) would by itself result in a contemplated Change in Control that would otherwise be eligible to be accounted for as a "pooling of interests" accounting transaction to become ineligible for such accounting



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           treatment; and (C) the potential acquirer of the Company desires to account for such contemplated Change in Control as a "pooling of interests" transaction, then such acceleration shall not occur. Additionally, in the event that the restrictions upon acceleration provided for in the immediately preceding sentence by itself would result in a contemplated Change in Control to become ineligible to be accounted for as a "pooling of interests" accounting transaction, then such restrictions shall be deemed inoperative. Accounting issues shall be determined by the Company's independent public accountants applying generally accepted accounting principles.

     (iii) "CONSTRUCTIVELY TERMINATED" shall mean the voluntary termination of employment by Optionholder after any of the following are undertaken without Optionholder's express written consent: (A) the assignment to Optionholder of any duties or responsibilities which result in a material diminution or adverse change of Optionholder's position, status or circumstances of employment, but does not include a mere change in title or reporting relationship; (B) reduction by the Company in Optionholder's base salary; (C) any failure by the Company to continue in effect any benefit plan or arrangement, including incentive plans or plans to receive securities of the Company, in which Optionholder is participating (hereinafter referred to as "BENEFIT PLANS"), or the taking of any action by the Company which would adversely affect Optionholder's participation in or reduce Optionholder's benefits under any Benefit Plans or deprive Optionholder of any fringe benefit then enjoyed by Optionholder, provided, however, that Optionholder's termination is not deemed to be Constructively Terminated if the Company offers a range of benefit plans and programs which, taken as a whole, are comparable to the Benefit Plans; (D) a relocation of Optionholder or the Company's principal business offices to a location more than fifty (50) miles from the location at which Optionholder performs duties, except for required travel by Optionholder on the Company's business to an extent substantially consistent with Optionholder's business travel obligations; (E) any breach by the Company of any material agreement between Optionholder and the Company concerning Optionholder's employment; or (F) any failure by the Company to obtain the assumption of any material agreement between Optionholder and the Company concerning Optionholder's employment by any successor or assign of the Company.

     (iv) "INVOLUNTARILY TERMINATED WITHOUT CAUSE" shall mean dismissal or discharge of Optionholder for any reason other than Cause, death or Disability.

     (v) "CAUSE" shall mean any of the following: (A) an intentional act which materially injures the Company; (B) an intentional refusal or failure to follow lawful and reasonable directions of the Board or an individual to whom Optionholder reports (as appropriate); (C) a willful and habitual neglect of duties; or (D) a conviction of a felony involving moral turpitude



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

          which is reasonably likely to inflict or has inflicted material injury on the Company.

11.  AMENDMENT OF THE PLAN AND OPTIONS.

     (a) AMENDMENT OF PLAN. The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 10 relating to adjustments upon changes in stock, no amendment shall be effective unless timely approved by the stockholders of the Company to the extent stockholder approval is necessary to satisfy the requirements of Section 422 of the Code, Rule 16b-3 or any Nasdaq or securities exchange listing requirements.

     (b) STOCKHOLDER APPROVAL. The Board may, in its sole discretion, submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

     (c) CONTEMPLATED AMENDMENTS. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

     (d) NO IMPAIRMENT OF RIGHTS. Rights under any Option granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the Optionholder and (ii) the Optionholder consents in writing.

     (e) AMENDMENT OF OPTIONS. The Board at any time, and from time to time, may amend the terms of any one or more Options; provided, however, that the rights under any Option shall not be impaired by any such amendment unless (i) the Company requests the consent of the Optionholder and (ii) the Optionholder consents in writing.

12.  TERMINATION OR SUSPENSION OF THE PLAN.

     (a) PLAN TERM. The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on the day before the tenth (10th) anniversary of the date the Plan is adopted by the Board or approved by the stockholders of the Company, whichever is earlier. No Options may be granted under the Plan while the Plan is suspended or after it is terminated.

     (b) NO IMPAIRMENT OF RIGHTS. Rights and obligations under any Option granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except with the written consent of the Optionholder.

13.  EFFECTIVE DATE OF PLAN.

     The Plan shall become effective as determined by the Board, but no Option shall be exercised unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.









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